Exhibit 10.6

Certain identified information has been omitted from this document because it is both not material and would be competitively harmful if publicly disclosed, and had been marked with “[***]” to indicate where omissions have been made.

STATEMENT OF WORK # 4

This Statement of Work (“SOW # 4”), effective as of June 8, 2020 (“Effective Date”), is made by and between Streamline Health Solutions, Inc., a Delaware corporation (“Company”), with its principal place of business at 1175 Peachtree Street, 10th Floor, Atlanta, GA 30361, and 180 Consulting, LLC, a Georgia limited liability company (“Consultant”), with its principal place of business at 121 Greenway Boulevard, Carrollton, GA 30117, under the following circumstances:

A. Company and Consultant entered into that certain 180 Consulting, LLC Master Services and Non-Disclosure Agreement, dated as of March 17, 2020 (the “Agreement”), under which Consultant provided the specified services set forth in those certain Statements of Work, of even date therewith and attached thereto as Appendix A (“SOW # 1”), Appendix B (“SOW # 2”) and Appendix C (SOW # 3), for delivery of the consulting services specified in each respective Statement of Work.

B. Consultant has entered into a license agreement in which Consultant has been granted a license to use Licensed Software (as defined herein) for its business purposes and has the right under such license agreement to sublicense the Licensed Software to Company.

C. Company and Consultant now desire to enter into this SOW # 4 [***] in connection with the project objectives set forth below.

NOW, THERFORE, by mutual agreement of the parties and in mutual consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

Project: Production Deployment of Electronic Health Record (“EHR”) System Integrations

Project Objective	Utilization of the Licensed Software and Software Services, Integration Development Services and Interoperability Systems Management and Hosting Services, [***]

Grant of Sublicense	Subject to, and conditioned upon, the payment by Company to Consultant of the Service Fees (defined below), Consultant hereby grants to Company nonexclusive rights to sublicense the proprietary software code, in all formats existing as of the Effective Date, including source code and object code forms thereof, of the Core Interoperability Engine and System Interoperability Adapters further defined and described herein (collectively, the “Licensed Software”). In conjunction with the sublicensing of the Licensed Software, Consultant agrees to provide the Software Services associated with system access and usage of the Licensed Software, all as further described below. Consultant represents and warrants that (i) Consultant has all requisite capacity, power and authority to sublicense the Licensed Software to the Company, and (ii) the execution, delivery and performance by Consultant of its obligations hereunder, including, without limitation, the grant of a sublicense of the Licensed Software to Company, will not result in any violation or default of any agreement or other contractual obligation that would prevent or impair the full and complete exercise of the sublicense and rights granted to the Company under this SOW # 4.

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Description of Licensed Software and Associated Software Services	[***]

Description of Integration Development Services (“Integration Services”)	[***]

Description of Interoperability Systems Management & Hosting Services (“Interoperability Services”)	[***]

Service Level Commitment & Technical Support	[***]

Consultant Resources	[***]

Time Allocation	[***]

Length of SOW (“Term”)	[***]

Service Fees

For purposes of this SOW # 4, the Company and Consultant acknowledge and agree that the provisions regarding payment of services set forth in Section 4 of the Agreement shall not apply; instead, as compensation for the Services set forth above, Company shall pay to Consultant specified royalties and service fees set forth on Schedule 1 attached hereto (collectively, the “Service Fees”) on the terms set forth herein.

Service Fees shall not exceed the amounts set forth herein without the prior written consent of Company.

Expenses	Out of pocket expenses associated with this SOW # 4 and required for delivery of Services, including, but not limited to all travel related expenses, third party software licenses and services, network connectivity, server / data hosting services, data backup and other incidental expenses incurred by Consultant or any Consultant Resource on behalf of the Company will be billed as incurred in accordance with Section 4.8 of the Agreement; provided, however, that all such expenses shall be approved in advance by the Company before the expenses are incurred.

2

Payment Terms

[***]

In the event of termination of this SOW with Cause in accordance with Section 7.2 of the Agreement, the Deposit shall be allocated as payment only for those Integration Services that are incurred, unpaid, and undisputed as of the date of termination. Consultant agrees to retain any disputed amounts until such time of a final resolution, and the remaining undisputed portion of the Deposit, if any, shall be refunded to Company.

All payments for the Licensed Software, Associated Software Services, Integration Development Services and Interoperability Systems Management and Hosting Services shall be payable as follows: Consultant shall submit invoices at the beginning of each month setting forth, in reasonable detail, and accounting for any “live” customer during the prior month, and prorated to adjust for any new customer go-live at any time in the prior month, the services and associated Service Fees to be provided within that month. No Software License Service Fees will be invoiced until the first customer is “live” in Consultant’s interoperability platform. Invoices shall be paid by Company within thirty (30) days of the invoice date. Should any such invoice fail to be paid by Company within forty-five (45) days of the invoice date, the outstanding balance set forth on such invoice shall accrue interest for each day until paid at a rate per annum equal to the lesser of: (i) eighteen percent (18%) or (ii) the maximum amount permitted by law.

Indemnification	For the avoidance of doubt, Section 9 of the Agreement shall also apply to any claims, losses, damages, liabilities, judgments or settlements, including reasonable attorneys’ fees, costs and other expenses, incurred by the Company on account of any act, omission, breach or other activity conducted by the Consultant or its agents or employees in connection with the utilization of the Licensed Software and Software Services, Integration Development Services and Interoperability Systems Management and Hosting Services.

All aforementioned Consultant Resources, Time Allocation, and Service Fees are estimates based on the Consultant’s current understanding of the Company’s requirements, and these estimates are subject to change based on ongoing dialog and discovery of the Company’s detailed requirements. If these project updates result in a material change to the overall project, Consultant shall provide a written estimate update, which Company retains the right to review and approve.

It is the intention and understanding of the parties hereto that this Appendix D, including the schedules and exhibits attached hereto, shall act as an extension of the Agreement and shall not act as a novation of the Agreement. Except as specifically amended hereby, the parties hereto acknowledge and confirm that the Agreement, SOW # 1, SOW # 2, and SOW # 3 remain unmodified and in full force and effect and are enforceable in accordance with their respective terms. In the event of any conflict or inconsistency between the Agreement and any SOW, as applicable, the terms and provisions of each SOW shall prevail and be given priority.

3

ACKNOWLEDGED, ACCEPTED AND AGREED TO:

180 CONSULTING, LLC		streamline health solutions, INC.

Name:	Greg Shilling	Name:	Bill Garvis

Title:	Managing Member	Title:	Chief Operating Officer

(Signature)		(Signature)

Date:		Date:

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Schedule 1

Service Fees

1.	The “Service Fees” associated with the sublicense of the Software License Services consists of the following:

[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

* [***]

2.	The “Service Fees” associated with the Consultant’s Integration Services consists of the following:

INTEGRATION SERVICE FEES	Per Interface

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

* [***]

** Consultant shall require this setup and configuration fee, on a per interface basis, for the system interfaces that currently exist within Consultant’s Licensed Software, as well as for integration of Company’s existing customer system interfaces. For clarity, Consultant shall require this setup and configuration fee, on a per interface basis, as Consultant integrates each existing customer interface into Consultant’s native integration operating platform.

[***]

INTEROPERABILITY SYSTEMS MGMT. & HOSTING SERVICES FEES	Due Monthly

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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Schedule 2

Service Level Commitment

[***]

6

Schedule 3

Technical Support

[***]

7